                       SECURITIES AND EXCHANGE COMMISSION
                              450 Fifth Street, NW
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 July 26, 2001
                       (date of earliest event reported)

                  WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                        Pooling and Servicing Agreement
                            dated as of July 1, 2001
                         providing for the issuance of

                                  $944,822,263

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-8

        Delaware                       333-57794-07                    94-2528990
    (State or other                (commission File Number)          (IRS Employer
jurisdiction of Incorporation)                                    Identification Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (847) 549-6500

Items 1 through 4 and Items 6 and 8 are not included because they are not applicable.

Item 5. Documents Incorporated by Reference.

     The consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of December 31, 2000 and December 31, 1999 and for each of the three years in the period ended December 31, 2000, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2000, and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of March 31, 2001 and for the three month period ended March 31, 2001 and March 31, 2000 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended March 31, 2001, are hereby incorporated by reference in the Prospectus Supplement and Prospectus relating to Mortgage Pass-Through Certificates, Series 2001-8, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b)  Not applicable

        (c)  Exhibits


             Exhibit
             Number
             ------
             23.1               Consent of PriceWaterhouseCoopers LLP


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    WASHINGTON MUTUAL MORTGAGE SECURITIES
                                    CORP.


Date: July 30, 2001                 By:  /s/ Richard Careaga
                                         --------------------------
                                         Richard Careaga
                                         Second Vice President and
                                         Assistant General Counsel